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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated April 14, 2000 relating to the financial statements and financial statement schedule of FLIR Systems, Inc. which appears in FLIR Systems, Inc.'s Annual Report on Form 10-K for the year ended December 31,1999.

                                        /s/ PricewaterhouseCoopers LLP

                                        PricewaterhouseCoopers LLP

Portland, Oregon
April 28, 2000